UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No._____)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                          THE PIEDMONT INVESTMENT TRUST
________________________________________________________________________________

                (Name of Registrant as Specified in its Charter)
                                       N/A
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

________________________________________________________________________________

                          THE PIEDMONT INVESTMENT TRUST
                  NOTICE OF 2006 SPECIAL SHAREHOLDER'S MEETING
                               AND PROXY STATEMENT
________________________________________________________________________________



120 Club Oaks Court
Suite 200
Winston-Salem, North Carolina 27104

                                 July ___, 2006

Dear Shareholder:

     You are cordially invited to attend a special meeting (the "Special Meeting") of the shareholders of The Piedmont Select Value Fund ("Fund"), a series of The Piedmont Investment Trust ("Trust"), to be held on August 31, 2006, at 3:00 p.m. Eastern Time, at the offices of NC Shareholder Services LLC located at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

     The Notice of Special Meeting, Proxy Statement and Proxy Card are enclosed with this letter. The matters listed in the Notice of Special Meeting are more fully described in the enclosed Proxy Statement.

     It is important that your shares are represented and voted at the Special Meeting, regardless of the size of your holdings. Accordingly, I urge you to vote, sign, date and return the Proxy Card in the enclosed postage-paid envelope as soon as possible, even if you plan to attend the Special Meeting. Signing the enclosed Proxy will not prevent you from voting in person if you attend the Special Meeting, but will assure that your vote is counted if you are unable to attend.

     We hope that you can attend the Special Meeting. We appreciate your interest in and support of the Fund.

                                               Sincerely,

                                               /s/ John R. Sheets
                                               ------------------
                                               President
                                               Sheets, Smith & Associates, Inc.
                                               Investment Adviser to the Trust


________________________________________________________________________________

                          THE PIEDMONT INVESTMENT TRUST
                               120 Club Oaks Court
                                    Suite 200
                       Winston-Salem, North Carolina 27104
                      Tel (800) 773-3863 Fax (252) 972-1908


                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                           TO BE HELD AUGUST 31, 2006

To the Shareholders of The Piedmont Investment Trust:

     A special meeting (the "Special Meeting") of the shareholders of The Piedmont Select Value Fund ("Fund"), a series of The Piedmont Investment Trust ("Trust"), will be held on August 31, 2006, at 3:00 p.m. Eastern Time, at the offices of NC Shareholder Services LLC, 116 South Franklin Street, Rocky Mount, North Carolina 27804, to consider and take action with respect to the following matters:

     1. To approve a new investment advisory agreement with Sheets, Smith & Associates, Inc. as the investment adviser to the Trust, on behalf of the Fund, for a two-year period;

     2. To elect two nominees to serve as members of the Board of Trustees of the Trust; and

     3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     The proposals are discussed in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust has fixed the close of business on July 25, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

             It Is Important That Proxy Cards Be Returned Promptly.

     You are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting, to assure your shares are represented at the Special Meeting, please date, sign, and promptly mail the enclosed Proxy Card in the envelope provided, for which no additional postage is required if mailed in the United States. Instructions for the proper execution of the Proxy Card(s) are set forth at the end of the attached Proxy Statement.


                                            By Order of the Board of Trustees,


                                            /s/ Jack E. Brinson
                                            Jack E. Brinson
                                            Chairman

Winston-Salem, North Carolina
July ___, 2006

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                          THE PIEDMONT INVESTMENT TRUST
                               120 Club Oaks Court
                                    Suite 200
                       Winston-Salem, North Carolina 27104

                           __________________________

                                 PROXY STATEMENT
                           __________________________

                                 July ___, 2006


     Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of The Piedmont Investment Trust ("Trust"), on behalf of The Piedmont Select Value Fund (the "Fund"), for use at a special meeting of the shareholders of the Fund (the "Special Meeting"). The Special Meeting will be held at the offices of NC Shareholder Services LLC, 116 South Franklin Street, Rocky Mount, North Carolina 27804 on August 31, 2006, at 3:00 p.m. Eastern Time, and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be mailed to the Fund's shareholders on or about August ___, 2006.

     A Proxy Card that is properly executed and returned to the Fund prior to the Special Meeting will be voted as provided therein at the Special Meeting and at any adjournment thereof. A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Special Meeting. Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

     The Board intends to bring before the Special Meeting the two proposals that are set forth in the Notice of Special Meeting of Shareholders and that are described in more detail in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of shareholders as specified on the enclosed Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a broker submits a proxy card with respect to shares of the Fund held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner and does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting for purposes of a quorum.

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the Special Meeting without notice, except announcement at the Special Meeting (or any adjournment thereof); provided, that if the Special Meeting is adjourned to a date that is more than 30 days after the date for which the Special Meeting was originally called, written notice will be provided to shareholders. Any adjournment will require the affirmative vote of a majority of the shares represented at the Special Meeting in person or by proxy.

     In the event an adjournment is proposed because a quorum is not present, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 1 in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 1, against any such adjournment. In the event a quorum is present but sufficient votes to approve Proposal 2 are not received, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 2 in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 2, against any such adjournment.

     In addition to soliciting proxies by mail, officers or employees of the Fund may solicit proxies by telephone, telegraph or in person, without special compensation. The Fund may retain a proxy solicitor to assist in the solicitation of proxies, for which the Fund would pay usual and customary fees.

     Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund's Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or by telephone by using the website or telephone number shown on the instruction form received from your broker or bank.

     Only shareholders of record in the Fund at the close of business on July 25, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Each shareholder of record in the Fund on the Record Date is entitled to one vote for each share held in the Fund. On the Record Date, [_______] shares of the Fund were issued and outstanding.

     The Fund's Annual Report on Form N-CSR for the fiscal year ended March 31, 2006 has previously been furnished to the shareholders of the Fund. The report is not to be regarded as proxy soliciting material. Copies of the Fund's Annual and most recent Semi-Annual Reports are available on the Fund's website at http://www.ncfunds.com and may be obtained, without charge, by writing to the Fund at 120 Club Oaks Court, Suite 200, Winston-Salem, North Carolina 27104.


                                   PROPOSAL 1
                                   ----------

                      APPROVAL OF A NEW INVESTMENT ADVISORY
                 AGREEMENT WITH SHEETS, SMITH & ASSOCIATES, INC.

     Background

     From the date the Fund commenced operations on April 26, 2005 until May 9, 2006, Clark Capital Management, LLC ("CCM") served as the Trust's investment adviser. CCM is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") and located at 324 W. Wendover Avenue, Suite 135, Greensboro, North Carolina 27408. Mr. David M Clark, III is the President of CCM and was the sole portfolio manager of the Fund during that time. Mr. Clark made a strategic decision to join Sheets, Smith & Associates, Inc. ("Sheets"), an SEC registered investment adviser located 120 Club Oaks Court, Suite 200, Winston-Salem, North Carolina 27104. Mr. Clark agreed to join Sheets as a Vice President and co-portfolio manager of the Fund ("Co-Portfolio Manager") in order to better serve the Fund. Mr. Clark further believes that Sheets brings enhanced resources and additional managerial experience to the operation of the Fund.

     As a result of this decision, a special meeting of the Trustees was held on May 9, 2006 (the "Special Board Meeting"). At the Special Board Meeting, the Board (including a majority of the Trustees who are not "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (collectively, the "Independent Trustees") voted to approve two separate investment advisory agreements between the Trust and Sheets. The first agreement is an interim investment advisory agreement dated May 9, 2006 (the "Interim Advisory Agreement") between the Trust and Sheets pursuant to Rule 15a-4 of the 1940 Act. The Interim Advisory Agreement is the contract under which Sheets is currently providing investment advisory services to the Trust and does not have to be submitted to the Fund's shareholders for their approval.

     However, the Interim Advisory Agreement is only a temporary agreement and expires on October 6, 2006 (the "Expiration Date"), or 150 days from the date that the Trust's previous investment advisory agreement with CCM (the "Prior Advisory Agreement") terminated. CCM made the strategic decision to assign the Prior Advisory Agreement to Sheets on May 9, 2006, which had the legal effect of terminating the Prior Advisory Agreement simultaneously with entering into the Interim Advisory Agreement. Therefore, Sheets could, without an interruption of investment advisory services, assume responsibility as the investment adviser to the Trust. During the prior fiscal year of the Trust ended March 31, 2006, the Trust accrued to CCM an aggregate of $17,696 in advisory fees; however, the total amount of such fees were waived by CCM. CCM reimbursed the Trust for $117,153 in aggregate expenses for the same period.

     Under the terms of the Interim Advisory Agreement, Sheets provides investment advisory services to the Trust that include, among other things, management and reinvestment of the Fund's assets, review and supervision of the investment program of the Fund and providing records for, and rendering certain reports to, the Trust. In exchange for such advisory services, the Trust currently pays into an escrow account, for the benefit of Sheets, a monthly fee equal to an annualized rate of 0.90% of the average daily net assets of the Fund. The terms and conditions of the escrow account are disclosed in more detail in the section below entitled "Current Compensation to Sheets Under the Interim Advisory Agreement." The Interim Advisory Agreement contains usual and customary representations and warranties from Sheets and certain indemnification obligations of both Sheets and the Trust.

     The Interim Advisory Agreement provides that it terminates immediately upon, among other things, (i) assignment of the Interim Advisory Agreement by Sheets or (ii) approval of the New Advisory Agreement by the Fund's shareholders. Therefore, should the Fund's shareholders vote to approve the New Advisory Agreement (as defined below) at the Special Meeting (or an adjournment thereof), Sheets will commence its performance of the investment advisory and management services with respect to the Fund under the terms of the New Advisory Agreement effective on the date of such shareholder approval. However, if Fund shareholders do not approve the New Advisory Agreement at the Special Meeting (or an adjournment thereof), the Board would be required to consider alternative courses of action, including, among other things, negotiation of another interim investment advisory agreement with a third party investment adviser.

     The second agreement is a new investment advisory agreement between the Trust and Sheets (the "New Advisory Agreement") that will be in effect for a period of two years from the date of shareholder approval (the "Effective

Date"). The New Advisory Agreement is being submitted by the Board to the Fund's shareholders for their approval by proxy at the Special Meeting. A form of the New Advisory Agreement is attached hereto as Exhibit A.

     The 1940 Act requires that the Fund's shareholders approve the New Advisory Agreement in order to permit Sheets to continue to act as the investment adviser to the Trust after the Expiration Date of the Interim Advisory Agreement. Therefore, the Board has determined to submit this Proposal for the shareholders' consideration at the Special Meeting and hereby recommends that Fund shareholders vote "FOR" approval of the New Advisory Agreement.

     Information About Sheets, Smith & Associates, Inc.

     Sheets has its principal office at 120 Club Oaks Drive, Suite 200, Winston-Salem, North Carolina 27104 and was organized in 1982 to provide a broad variety of investment advisory and money management services to charitable organizations, high net worth individuals and other managed accounts. Sheets receives compensation for such investment advisory services through a combination of fees based on assets under management, hourly charges and fixed fee rates. Sheets currently has approximately $557 million of total assets under management (including the assets of the Fund). Mr. Clark would continue to manage the Fund as a Co-Portfolio Manager (with assistance from Mr. David B. Gilbert, the other Co-Portfolio Manager), assuming the Fund's shareholders approve the New Advisory Agreement.

     Terms of the New Advisory Agreement

     The following description is qualified in its entirety by reference to the form of proposed New Advisory Agreement attached hereto as Exhibit A.

     The New Advisory Agreement provides that Sheets will act as investment adviser to the Trust, on behalf of the Fund, with authority to invest and reinvest the Fund's property in accordance with the investment objective, policies and limitations set forth in the Fund's most recent prospectus ("Prospectus") and statement of additional information ("SAI") and such other limitations as are imposed by law or as may be imposed by the Board from time to time.

     Under the terms of the New Advisory Agreement, Sheets will, among other things, (i) determine the composition of the Fund's portfolio; (ii) determine the nature and timing of the changes to the Fund's portfolio and the manner of implementing such changes; (iii) identify, evaluate and negotiate the structure of the investments the Fund makes (including performing due diligence on prospective portfolio companies); (iv) monitor the Fund's investment portfolio;
(v) determine the securities and other assets that the Fund purchases; and (vi) retain or sell and oversee the administration, record keeping and compliance functions of the Fund and any third parties performing such functions for the Fund. Sheets' services under the New Advisory Agreement are not exclusive, and it may furnish similar services to other entities, including other mutual funds.

     Under this arrangement, it is expected that the present investment techniques and investment selection process under Mr. Clark will continue. Mr. David B. Gilbert, an executive officer of Sheets, will assist Mr. Clark in this process by serving as the other Co-Portfolio Manager of the Fund. As such, both Mr. Clark and Mr. Gilbert would collectively serve as the primary investment professionals responsible for the Fund's investment decisions. The new role of Sheets as the investment adviser to the Trust, and Mr. Gilbert's role as a Co-Portfolio Manager of the Fund, will not affect the control which the Board has over the affairs of the Trust and the Fund. For example, the Board would continue to hold formal quarterly meetings to review the Fund's affairs and would receive, at least quarterly, statements from Sheets detailing changes in the Fund's portfolio. (A description of the Fund's current management is set forth below in the section entitled "Current Fund Management.")

     The Board believes that this new management structure with Sheets will allow the Fund's portfolio team to have the flexibility and resources necessary to better develop, manage and market the Fund and thus better grow assets under management. As more fully discussed below under "Board Considerations in Approving the New Advisory Agreement," the Board believes that growth in the portfolio team's assets under management can provide a number of potential benefits for the Fund, including, in particular: (i) the potential for increased access to investment opportunities as a result of the team's increased activities, visibility and resources; and (ii) a greater ability for the team to attract and retain the high caliber of talent from which the Fund has been accustomed to receive services during the past fiscal year.

     Pursuant to the terms of the New Advisory Agreement, the Fund would pay Sheets a flat fee for investment advisory and management services. The fee is equal to an annualized rate of 0.90% of the average daily net assets of the Fund (the "Advisory Fee"). The Advisory Fee will be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and SAI.

     Payment of Fund Expenses Under The Expense Limitation Agreement

     All investment professionals of Sheets and its staff, when and to the extent engaged in providing services required to be provided by Sheets under the New Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Sheets and not by the Fund, except that costs or expenses relating specifically to items identified below shall be borne by the Fund.

     The Fund will bear all costs and expenses of its operations and transactions, including, among others, those relating to: (i) the cost and expenses of any independent registered public accounting firm; (ii) expenses in connection with offerings of the Fund's shares and other securities; (iii) all investment advisory fees paid to Sheets; (iv) fees and payments due under any administration and fund accounting agreement between the Trust and its administrator, The Nottingham Management Company; (v) fees and payments due under any transfer agency and shareholder servicing agreement between the Trust and its transfer agent, North Carolina Shareholder Services LLC; (vi) custodial fees and payments due under any custodian agreement between the Trust and its custodian, US Bank, N.A.; (vii) federal and state securities registration fees;
(viii) fees and expenses of the Independent Trustees; (ix) the cost of the Fund's fidelity bond, Trustees and officers/errors and omissions liability insurance, and any other insurance premiums; (x) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, independent auditors and outside legal costs; and (xi) the costs and expenses associated with retaining Trust counsel.

     In addition, under the terms of an expense limitation agreement dated May 9, 2006 between the Trust and Sheets (the "Expense Limitation Agreement"), Sheets has agreed for the fiscal year ending March 31, 2007 to absorb or reimburse operating expenses of the Fund to the extent necessary to limit the Fund's Expense Ratio for such year to 1.35% (the "Expense Cap"). For purposes of this paragraph, the Fund's "Expense Ratio" shall be calculated as of March 31 of any such year and mean: (i) the consolidated expenses of the Fund (which expenses shall include any amounts payable to Sheets under the Advisory Fee, but shall exclude the amount of any interest, taxes, incentive compensation, and extraordinary expenses (including, but not limited to, any legal claims and liabilities and litigation costs and any indemnification related thereto) as a percentage of (ii) the average net assets of the Fund (i.e., average consolidated assets less average consolidated liabilities) during such fiscal year as set forth in the Fund's financial statements' contained in the Fund's annual report on Form N-CSR.

     Indemnification

     The New Advisory Agreement provides that Sheets shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of Sheets in the performance of, or from reckless disregard by it of its obligations and duties under, the New Advisory Agreement. Sheets does not have any responsibility or liability for the accuracy or completeness of the Trust's registration statement under the 1940 Act or the Securities Act of 1933, as amended ("1933 Act"), except for information that Sheets supplies for inclusion therein. Under the terms of the Trust's Declaration of Trust, Sheets and certain of its officers may be entitled to indemnification from the Trust.

     Under the terms of the New Advisory Agreement, Sheets will not be prohibited from managing other funds, including unregistered (i.e., hedge) funds or other mutual funds, as long as its services to the Trust are not impaired thereby. The Trust and Sheets have agreed that, as long as the New Advisory Agreement or any extension, renewal or amendment remains in effect, Sheets will be the only investment adviser for the Fund, subject to Sheets' right to enter into one or more sub-advisory agreements (in accordance with the requirements under the 1940 Act). Sheets assumes no responsibility under the New Advisory Agreement other than to render the services called for by the New Advisory Agreement.

     Directors and Principal Executive Officers of Sheets, Smith & Associates, Inc.

     The following individuals are the directors and principal executive officers of Sheets. The principal business address of each such person is 120 Club Oaks Drive, Suite 200, Winston-Salem, North Carolina 27104. Mr. John R. Sheets owns 89% of the issued and outstanding voting securities of Sheets.

---------------------- ----------------------------------- -------------------------------------------
       Name                          Position                        Principal Occupation
       ----                          --------                        --------------------
---------------------- ----------------------------------- -------------------------------------------
John R. Sheets                  President and Director           Principal executive officer
---------------------- ----------------------------------- -------------------------------------------
David B. Gilbert            Executive Vice President and     Executive Vice President; Co-Portfolio
                                       Director                        Manager of the Fund
---------------------- ----------------------------------- -------------------------------------------
David M. Clark, III                 Vice President            Vice President; Co-Portfolio Manager
                                                                          of the Fund
---------------------- ----------------------------------- -------------------------------------------
Paul T. Anthony                Vice President and Chief        Vice President; oversees legal and
                                  Compliance Officer                  regulatory compliance
---------------------- ----------------------------------- -------------------------------------------

     Duration and Termination of the New Advisory Agreement

     The New Advisory Agreement shall remain in effect for two years after the Effective Date, and thereafter shall continue for successive annual periods, provided that such continuance is specifically approved at least annually by:
(i) the vote of the Board of Trustees (including a vote of a majority of the Independent Trustees); or (ii) the vote of shareholders holding a majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act.

     The New Advisory Agreement may be terminated at any time, (a) by the Trust, without the payment of any penalty, upon 60 days written notice of a decision to terminate the New Advisory Agreement by (i) vote of the Board of Trustees; or
(ii) vote of a majority of the outstanding voting securities of the Fund; or (b) by Sheets upon 60 days written notice from Sheets to the Trust and the Fund. In addition, the New Advisory Agreement will immediately terminate in the event of its "assignment" (as such term is defined in the 1940 Act and the SEC rules thereunder).

     Board Considerations in Approving the New Advisory Agreement

     At the Special Board Meeting on May 9, 2006, the Independent Trustees (i.e., Messrs. Brinson and Pitt), voted in person to approve the New Advisory Agreement and recommended the same to the Fund's shareholders. The Independent Trustees had the opportunity to ask questions of Sheets and its officers at the Special Board Meeting and to consult with Trust counsel regarding the approval of the New Advisory Agreement. In reaching a decision to approve the New Advisory Agreement, the Board reviewed information that included, among other things, a memorandum from Trust counsel that outlined the Trustees' duties and responsibilities in approving the New Advisory Agreement under Section 15(c) of the 1940 Act, certain unaudited financial statements of Sheets, and responses by Sheets to requests for information contained a written memorandum from Trust counsel to Sheets (the "Adviser Memorandum").

     In voting to approve the New Advisory Agreement and recommend the same to the Fund shareholders for their approval, the Board considered, among other things, the following factors outlined below.

     Nature, Extent and Quality of Investment Advisory Services

     The Board considered Sheets' representation that the nature, extent and quality of services to be provided by Sheets under the New Advisory Agreement would be at least the same as those being provided currently to the Fund by Mr. Clark. The Board considered that Mr. Clark, as the President and Co-Portfolio Manager of the Fund, would become a Vice President of Sheets and would continue to serve as an interested Trustee without additional compensation. The Board considered representations that Mr. Clark would continue to serve as the primary portfolio manager responsible for the Fund's investment decisions.

     The Board examined the proposed organizational structure of Sheets and its proposed financial resources and considered the experience of the proposed members of Sheet's Fund management team, noting that Mr. Clark has been and is currently involved with the management of the Fund and has prior experience in connection with the types of investments proposed to be made by the Fund, including Sheets' network of relationships with financial intermediaries. The Board accorded weight to the fact that, if implemented, the New Advisory Agreement should not disrupt the continued management of the Fund. The Board also reviewed the services to be provided by Sheets to the Fund, including Sheets' procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations, coordination of services for the Fund among the Fund's service providers, and efforts to promote the Fund, grow the Fund's assets and assist in the distribution of Fund shares.

     After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., descriptions of the Sheets' business, investment techniques, compliance programs, and Parts 1 and II of Sheets' Form ADV), the Board concluded that the substantive terms of the New Advisory Agreement, including the services to be provided, are generally similar to those of comparable investment companies described in the market data then available and that the quality, extent, and nature of the services to be provided by Sheets were satisfactory and adequate for the Fund.

     Investment Performance

     The Board examined the investment performance of the Fund since Mr. Clark assumed his responsibilities as the initial portfolio manager in April 2005 and considered the representation from Sheets that Mr. Clark will continue as a Co-Portfolio Manager of the Fund upon the implementation of the New Advisory Agreement. In this regard, the Board compared the investment performance of the Fund, since April 2005, to the investment performance of the S&P 500 Total Return Index (the Fund's benchmark index) as well as other comparable investment companies. After reviewing the investment performance of the Fund, Mr. Clark's prior experience managing the Fund and other advisory accounts, and other factors, the Board concluded that the investment performance of Fund was satisfactory.

     The Potential For Additional Benefits To Be Derived by Sheets

     The Board also took into account the benefits of having Sheets provide investment advisory services to the Trust on behalf of the Fund and, in particular, that doing so would allow Mr. Clark greater flexibility to manage the Fund by increasing his access to the marketing resources, client base and substantial investment experience of Sheets and thus better grow the Fund's assets under management. In this regard, the Board accorded weight to the benefits that could potentially flow to the Fund from increased assets under management as a result of a new, long-term investment advisory relationship with Sheets. The Independent Trustees accorded weight to Sheets' representation that it would seek to provide the Fund with at least the same level, quality, scope and nature of services currently being provided to the Trust under the Interim Advisory Agreement.

     Costs of the Services Provided to the Fund and the Profits To Be Realized

     In this regard, the Board considered Sheets' staffing, personnel, and methods of operating; the education and experience of Sheets' personnel; Sheets' compliance programs, policies, and procedures; the financial condition of Sheets and the level of commitment to the Fund and Sheets by the principals of Sheets; the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of investment advisory fee payments to Sheets. The Board reviewed unaudited financial statements of Sheets and discussed the financial stability and productivity of the firm. The Board also considered the potential benefits to Sheets in managing the Fund, including the ability for Sheets to place small accounts into the Fund.

     The Board then compared the fees and expenses of the Fund (including the investment advisory fees) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and the markets in which the Fund was invested, among other factors. The Board determined that the Fund's expense ratio and investment advisory fees were similar to or less than such fees paid by many comparable funds. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees and expenses of the Fund (including the investment advisory fees to be paid to Sheets) were fair and reasonable.

     Economies of Scale

     In this regard, the Board considered that the Fund's fee arrangements with Sheets under the New Advisory Agreement involve the Advisory Fee and the Expense Limitation Agreement. The Board determined that, while the Advisory Fee would remain the same at all asset levels, the Fund would experience benefits from the Expense Limitation Agreement, and would continue to do so until the Fund's assets grow to a level where Sheets begins to receive the full amount of its Advisory Fee. Thereafter, the Board noted that the Fund would benefit from economies of scale under its agreements with service providers other than Sheets. Following further discussion of the Fund's projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund's fee arrangements with Sheets would provide benefits through the Expense Limitation Agreement and that, at the Fund's projected asset levels for the next year, the Fund's fee arrangements with Sheets were fair and reasonable.

     Brokerage and Portfolio Transactions

     In this regard, the Board considered Sheets' standards and performance in utilizing those standards to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, "third market" for listed securities and principal market makers for over-the-counter securities). The Board also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Sheets; and the opportunities for Sheets to recapture brokerage or related fees (e.g. tender offer fees, underwriting fees, etc.) and credit them against Fund expenses. After further review and discussion, the Board determined that Sheets' practices regarding brokerage and portfolio transactions were satisfactory.

     Possible Conflicts of Interest

     In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or Sheets' other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Sheets' code of ethics. Following further consideration and discussion, the Board indicated that Sheets' standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

     Conclusions

     Prior to reaching its conclusions at the Special Board Meeting on May 9, 2006, the Board (including its Independent Trustees) evaluated the proposed arrangements at multiple telephonic and in person meetings. In view of the wide variety of factors that the Board considered in connection with its evaluation of the New Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, the Board and the Independent Trustees based their approval on the totality of information presented to the Board and the investigation conducted by the Board. In considering the factors discussed above, individual Trustees may have given different weights to different factors. Based on their review of the abovementioned factors and discussion of the New Advisory Agreement, the Independent Trustees determined that the fees to be paid under the New Advisory Agreement were fair and reasonable in light of the services proposed to be provided by Sheets to the Trust and the Fund. The Board then unanimously approved the New Advisory Agreement and directed that the New Advisory Agreement be submitted to the Fund's shareholders for approval.

     If the Fund's shareholders approve Proposal 1, the New Advisory Agreement will remain in full force and effect for two years from the Effective Date and will renew for successive annual periods thereafter, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Trustees (including a vote of a majority of the Independent Trustees); or (ii) the vote of shareholders holding a majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act.

     Current Fund Management

     Sheets currently provides investment advisory services to the Fund under the Interim Advisory Agreement. Messrs. Clark and Gilbert, as Co-Portfolio Managers of the Fund, are responsible for making the day-to-day decisions concerning (i) the composition of the Fund's portfolio of securities, the nature and timing of the changes to its portfolio and the manner of implementing such changes; (ii) the identification, evaluation and negotiation of the structure of the investments made by the Fund (including performing due diligence on prospective portfolio investments); and (iii) the determination of the portfolio securities and other assets that the Fund purchases, retains or sells. Because Sheets is currently providing investment advisory services to the Fund under the Interim Advisory Agreement, management of the Fund would not change under the New Advisory Agreement.

     When making purchase or sale decisions for an existing or prospective investment by the Fund, the Fund's portfolio management team follows an investment process referred to as the "Rational Framework." As Co-Portfolio Managers, Messrs. Clark and Gilbert (collectively, the "Portfolio Managers") believe that the Rational Framework is a smart, sound, consistent and logical process for investment decisions, based on value-oriented investment tenets, and the process is the foundation of the Fund's investment analysis and selection. Under the Rational Framework approach, the Portfolio Managers seek to identify undervalued companies whose businesses still have substantial potential and are attractive investments with a reasonable margin of safety. The goal of the Portfolio Managers is to produce superior returns for the Fund while minimizing risks.

     The Portfolio Managers adhere to the following investment selection process under the Rational Framework when deciding whether to purchase or sell a portfolio security on behalf of the Fund:

     1. The process begins by making investment selections largely from the companies that comprise the S&P 500 Total Return Index ("S&P 500") and companies that have ten years or more of operating history.

     2. A company's historical price to book value is then studied to help determine if the market is enthusiastic or pessimistic about a company's prospects. A low price to book ratio indicates the market is pessimistic about a company's prospects and it may be undervalued.

     3. A determination is made as to whether a potential portfolio company deserves to be undervalued by doing a trend analysis study of its Return on Equity (ROE). The Portfolio Managers believe that ROE is the best objective measure of how well a company's management is running the current operations and allocating excess capital to expand operations and profits of a company. An ROE trend greater than one indicates a rising ROE (good) and an ROE trend of less than one indicates a falling ROE (not good).

     4. Rational buy prices and sell prices are determined by combining the price to book ratios and ROE trend analysis. These buy and sell prices are the Rational Benchmark. The Rational Benchmark combines value attributes and quality attributes to identify potential investment opportunities. This creates a reasonable margin of safety because such companies are undervalued but still demonstrate strong business fundamentals as measured by ROE attributes.

     5. Rational benchmarks are verified with free cash flow. The primary method for determining a company's intrinsic value is to determine a logical value of its free cash flow. To do so, the expenditures by a company are subtracted from the company's operating cash flow. The intrinsic value of the company is then calculated by dividing the free cash flow by a discount factor (e.g., the 30 year Treasury rate). Using this tool, the Portfolio Managers are able to verify Rational Benchmark targets.

     6. A company's estimated earnings for the coming year is determined. In order to invest in a portfolio company, the company must demonstrate a reasonable expectation to grow earnings at a rate of 10% or more in the coming year.

     7. A clear and consistent sell strategy is followed by the Portfolio Managers. A portfolio stock is sold under any of the following three situations:
(i) when it reaches the sell price, as determined using the Rational  Benchmark;
(ii) when it is apparent it will no longer grow its earnings at a rate of 10% or more.; or (iii) when there are indications, such as when the Chief Financial Officer resigns for personal reasons, that the company may have accounting irregularities or other financial problems.

     8. All portfolio investments are reevaluated and tested against the Rational Framework factors on an annual basis.

     9. The Portfolio Managers may also invest in spin-off issues because they believe spin-off issues can offer significant value to the Fund for two reasons. First, spin-offs can result in immediately built-in value for a stock. Shareholders that receive stock in spin-off companies will sometimes sell the stock immediately, often without regard to valuations or fundamentals of the new company. This selling process can occur for any number of reasons and can drive down the stock price of the new spin-off company. The initial downward share price in turn can create inherent value for a correctly timed purchase of the company's stock where the stock otherwise has strong fundamentals. The second reason is that spin-off issues prove that capitalism works. When a business and its management are freed from a much larger parent, pent up entrepreneurial forces can be unleashed. Managements have more incentive and are directly rewarded based on the results of the new company.

     10. The Fund may from time to time invest in what the Portfolio Managers refer to as special situations. These situations usually occur when one company offers to purchase another company for cash. Typically, the Portfolio Managers will invest in the shares of the company being purchased if they can purchase shares at a discount to the purchase price that will yield an attractive annualized return, the deal is expected to close in six months or less and the Portfolio Managers believe there is a high degree of probability that the deal will be consummated.

     The Board holds formal quarterly meetings at which a report of investment decisions with respect to the Fund taken since the most recent meeting is presented to, and discussed by, the Board. Additionally, the Board receives and reviews, at least quarterly, statements detailing changes in the Fund's portfolio of investments.

     In addition to the above investment advisory services, Sheets also (i) supervises relations with the Fund's custodian, administrator, counsel, independent registered public accounting firm and others furnishing services to the Fund; (ii) prepares shareholder communications and conducts shareholder relations; and (iii) helps to ensure compliance by the Fund with applicable laws, including state and federal securities laws.

     Current Compensation to Sheets Under The Interim Advisory Agreement

     Under the terms of the Interim Advisory Agreement with the Trust, the Fund is obligated to pay Sheets a monthly fee equal to an annualized rate of 0.90% of the average daily net assets of the Fund. All such payments (collectively, the

"Escrow Amount") are currently being held in an interest-bearing escrow account with the Fund's custodian as required by Rule 15a-4 under the 1940 Act. As of the Record Date, the Trust will have paid into such escrow account an aggregate of $1,294.50 in advisory fees to Sheets.

     If the Fund's shareholders approve the New Advisory Agreement with Sheets, the Escrow Amount (including interest, but less any bank fees on the escrow account) will be paid to Sheets. If the Fund's shareholders do not approve the New Advisory Agreement, Sheets will be paid, out of the Escrow Amount, the lesser of: (i) any costs incurred by Sheets in performing services under the Interim Advisory Agreement (including interest, but less any bank fee on the Escrow Account); or (ii) the Escrow Amount (including interest, but less any bank fee on the escrow account). In the event that the Fund's shareholders do not approve the New Advisory Agreement, any payment of the Escrow Amount to Sheets must be pre-approved by the Trustees.

     The other employees and officers of the Fund do not receive salaries, bonuses and benefits from the Fund; rather, they may receive such benefits (if any) only from their respective employer. The compensation of the three highest paid executive officers of the Fund is set forth under "Director and Executive Officer Compensation" in Proposal 2 below. For the fiscal year ended March 31, 2006, the Fund accrued no costs for salaries, bonuses and benefits to its employees. As discussed earlier, if the New Advisory Agreement is implemented, the Fund's present agreement with Sheets under the Interim Advisory Agreement will be terminated and any contractual obligations of the Fund and Sheets under the Interim Advisory Agreement will be superseded by the provisions of the New Advisory Agreement.

     Material Differences Between the Interim Advisory Agreement and the New Advisory Agreement

     There are only three material differences between the terms of the Interim Advisory Agreement and the New Advisory Agreement. First, the New Advisory Agreement permits the Fund to pay the Advisory Fee to Sheets on a monthly basis. In contrast, the monthly Advisory Fee under the Interim Advisory Agreement is accrued and paid into an interest-bearing escrow account and paid to Sheets only under certain conditions (as required by Rule 15a-4 of the 1940 Act). Second, the term of the Interim Advisory Agreement is only 150 days, while the New Advisory Agreement has an initial term of two years. Third, the Trust may terminate the Interim Advisory Agreement on 10 calendar days written notice (as required by Rule 15a-4 of the 1940 Act). In contrast, the Trust may terminate the New Advisory Agreement on 60 days written notice.

     Vote Required

     The New Advisory Agreement cannot become effective unless approved at the Special Meeting, or any adjournment thereof, by a vote of a "majority of the outstanding voting securities" (as defined in Section 2(a)(42) the 1940 Act) of the Fund. This majority means the affirmative vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will have the same effect as a negative vote on the outcome of this proposal for voting purposes. The Board recommends that the Fund's shareholders vote "FOR" the New Advisory Agreement.

                                   PROPOSAL 2
                                   ----------

                            ELECTION OF NEW TRUSTEES

     General

     The Board is currently comprised of three trustees: Mr. Jack E. Brinson, Mr. Theo Pitt, Jr. and Mr. David M. Clark, III. Messrs. Brinson, Pitt and Clark were each duly elected at the 2005 organizational meeting of shareholders of the Trust, and Mr. Brinson currently serves as the Chairman of the Board. At the Meeting, shareholders of the Trust will vote on a proposal to elect two nominees to serve as trustees of the Trust: Mr. Richard V. Fulp and Mr. Greg A. Christos. Both nominees will, upon their election as Trustees by the Fund's shareholders, serve as Independent Trustees and will replace Messrs. Brinson and Pitt, the current Independent Trustees.

     Under the terms of the Trust's Bylaws, each Trustee serves until his successor is duly elected and qualified or until his death, resignation or removal. The Board of Trustees expects all nominees named herein to be available for election. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be recommended by the currently serving Trustees.

     The persons named as proxies on the enclosed Proxy Card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the two nominees named above to serve as trustees of the Trust. Each of the nominees has consented to stand for election and to serve if elected. If elected, a nominee will serve until his successor is duly elected and qualified or until his death, resignation or removal in accordance with the Trust's Bylaws. Background information regarding the Trustees, the two nominees for Trustee and the Fund's officers, including brief biographical information for each such person, is set forth below as of March 31, 2006. The address for each officer, Trustee and nominee, unless otherwise indicated, is 120 Club Oaks Court, Suite 200, Winston-Salem, North Carolina 27104.

     Background Information for Trustees, Officers and Nominees




------------------------ ------------ ---------- --------------------------------- ------------- ---------------------------------
                                                                                     Number of
                                                                                    Portfolios
                                                                                     in Fund
                         Position(s)   Length                                        Complex
     Name, Age and        held with    of Time        Principal Occupation(s)       Overseen by      Other Directorships Held by
        Address          Fund/Trust    Served          During Past 5 Years           Trustee                  Trustee
------------------------ ------------ ---------- --------------------------------- ------------- ---------------------------------
     INDEPENDENT
      TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 73      Trustee,     Since      Retired   since   January  2000;       1         Independent   Trustee   of   the
                         Chairman     04/2005    Previously,  President,  Brinson                 following:     Gardner     Lewis
                                                 Investment     Co.     (personal                 Investment  Trust  for the three
                                                 investments)    and   President,                 series  of that  trust;  Hillman
                                                 Brinson  Chevrolet,  Inc.  (auto                 Capital  Management   Investment
                                                 dealership)                                      Trust for the two series of that
                                                                                                  trust;  MurphyMorris  Investment
                                                                                                  Trust for the one series of that
                                                                                                  trust; New Providence Investment
                                                                                                  Trust for the one series of that
                                                                                                  trust; The Nottingham Investment
                                                                                                  Trust II for the six  series  of
                                                                                                  that    trust;     and    Tilson
                                                                                                  Investment  Trust  for  the  two
                                                                                                  series   of  that   trust   (all
                                                                                                  registered investment companies)
------------------------ ------------ ---------- --------------------------------- ------------- ---------------------------------


------------------------ ------------ ---------- --------------------------------- ------------- ---------------------------------
Theo H. Pitt, Jr., 69    Trustee      Since      Senior    Partner,     Community       1         Independent   Trustee   of   the
                                      04/2005    Financial           Institutions                 following:     Gardner     Lewis
                                                 Consulting,  Rocky Mount,  North                 Investment  Trust  for the three
                                                 Carolina  since 1997 and Account                 series  of that  trust;  Hillman
                                                 Administrator,   Holden   Wealth                 Capital  Management   Investment
                                                 Management   Group  of  Wachovia                 Trust for the two series of that
                                                 Securities   (money   management                 trust;  MurphyMorris  Investment
                                                 firm)   since   September   2003                 Trust for the one series of that
                                                                                                  trust;  and  Tilson   Investment
                                                                                                  Trust for the two series of that
                                                                                                  trust (all registered investment
                                                                                                  companies)
----------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE AND
  PRINCIPAL EXECUTIVE
      OFFICER ^2
------------------------ ------------ ---------- --------------------------------- ------------- ---------------------------------
David M. Clark, III, 47  Trustee,     Since      Vice President,  Sheets, Smith &        1                      None
                         President,   04/2005    Associates,   Inc.   (investment
                         Treasurer               adviser)    since   May,   2006,
                         (Principal              Managing  Member,  Clark Capital
                         Executive               Management,    LLC   (investment
                         Officer,                adviser)since 1994
                         Principal
                         Financial
                         Officer)
                         of the
                         Trust
----------------------------------------------------------------------------------------------------------------------------------
   OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
Julian G. Winters, 37 ^3 Secretary    Since      Vice   President  -   Compliance      n/a                     n/a
116 S. Franklin Street   and          04/2005    Administration of The Nottingham
Rocky Mount, NC 27804    Assistant               Management Company (mutual fund
                         Treasurer               administrator) since 1998.
                         of the
                         Trust
------------------------ ------------ ---------- --------------------------------- ------------- ---------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Tracey L. Hendricks,     Assistant    Since      Vice   President   of  Financial      n/a                     n/a
 38 ^3                   Secretary    04/2005    Reporting,  Tax, Internal Audit,
116 S. Franklin Street   of the                  and  Compliance  (since 2004) of
Rocky Mount, NC 27804    Trust                   The    Nottingham     Management
                                                 Company;   Vice   President   of
                                                 Special Projects, The Nottingham
                                                 Management     Company     (from
                                                 2001-2004).
------------------------ ------------ ---------- --------------------------------- ------------- ---------------------------------
Paul T. Anthony, 41      Chief        Since      Vice President, Sheets, Smith &       n/a                     n/a
                         Compliance   05/2006    Associates, Inc.(since May 2006).
                         Officer
----------------------------------------------------------------------------------------------------------------------------------
  NOMINEES FOR
    TRUSTEE:
----------------------------------------------------------------------------------------------------------------------------------
Richard V. Fulp, 64      Trustee      n/a        Director  of   Franklin   Street     None ^1                  None
2325 Warwick Road                                Partners,    Inc.    (investment
Winston-Salem, NC 27104                          manager) since 1994; Chairman of
                                                 the  Board  of  Franklin  Street
                                                 Trust   Company  (NC   chartered
                                                 trust   company)   since   1994;
                                                 Director  of Arbor  Acres,  Inc.
                                                 (non-profit  corporation)  since
                                                 2005;   Chairman  of  the  Board
                                                 (since  March  2004) and Trustee
                                                 (since  March  2001) of Historic
                                                 Bethabara Park, Inc.  (nonprofit
                                                 corporation);     Trustee     of
                                                 Davidson   Athletic   Foundation
                                                 (non-profit athletic foundation)
                                                 since October 1999; and Managing
                                                 Partner   of   Franklin   Street
                                                 Ventures  (venture capital firm)
                                                 since 1997.
------------------------ ------------ ---------- --------------------------------- ------------- ---------------------------------
Greg A. Christos, 49     Trustee         n/a     Chief   Executive   Officer   of    None ^1                  None
SECUSA Holdings Inc.                             SECUSA       Holdings       Inc.
4309 Emperor Blvd.,                              (leveraged-buy-out  and merchant
Suite 100                                        banking   company)   since  June
Durham, NC 27703                                 2003;    and    Co-Founder   and
                                                 Managing   Director  of  Meridia
                                                 Holdings    (merchant    banking
                                                 company) from 2001-2003.
----------------------------------------------------------------------------------------------------------------------------------

(1) Should the Fund's shareholders elect Messrs. Fulp and Christos as Trustees at the Special Meeting, both will oversee a single portfolio, i.e., the Fund.
(2) Basis of Interestedness: Mr. Clark is an Interested Trustee because he is a Vice President of Sheets, the current investment adviser to the Trust.
(3) Mr. Winters and Ms. Hendricks are brother-in-law and sister-in-law, respectively, and both are employees of The Nottingham Company, the Trust's administrator and accounting agent ("Nottingham"). They receive compensation only from Nottingham and receive no compensation from the Fund.

     Board Meetings and Standing Committees

     The Board of Trustees has four standing committees: the Audit, Proxy Voting, Nominating and Qualified Legal Compliance Committees. The Trust does not have a Compensation Committee. The Audit Committee's charter is attached hereto as Exhibit B. The Board has also adopted a written Code of Ethics that applies to all of the Fund's employees, officers and Trustees, as well as a written Code of Ethics for Principal Executive and Senior Financial Executives that applies to and has been signed by the Chief Executive Officer and the Chief Financial Officer of the Trust. These materials can be found on the Fund's website at http://www.ncfunds.com, and may be obtained, free of charge, by written request to the Trust at 120 Club Oaks Drive, Suite 200, Winston-Salem, North Carolina 27104. Waivers, if any, of the Fund's Code of Ethics or Code of Ethics for Principal Executive and Principal Financial Officers would be promptly disclosed on the Fund's website.

     During the fiscal year ended March 31, 2006, the Board of Trustees held a total of five meetings: an initial organizational meeting, two regularly scheduled quarterly meetings, one special board meeting and a regularly scheduled annual meeting. During such period, each of the current Trustees attended 100% of the aggregate number of meetings of the Board of Trustees and any committee of the Board of Trustees on which the Trustee served. Currently, 2/3 (or 66%) of the Trustees are not "interested persons" of the Trust (as such term is defined in the 1940 Act) and are thus independent for purposes of the 1940 Act and SEC rules thereunder. Currently, Messrs. Brinson and Pitt are the Independent Trustees.

     Interested parties should communicate with the Independent Trustees or with the Trustees as a group by writing to the Trust at the Trust's address stated above Any such communication will be forwarded to the Board of Trustees (or applicable member thereof) or disclosed to the Board of Trustees (or applicable member thereof) at its next regularly scheduled meeting.

     The Audit Committee's primary purpose is to (i) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (iii) act as a liaison between the Trust's independent auditors and the full Board.

     During the most recent fiscal year of the Trust ended on March 31, 2006, the Audit Committee held one regularly scheduled meeting. In connection with the Fund's audited financial statements for the fiscal year ended March 31, 2006, the Audit Committee has: (i) reviewed and discussed with management the Fund's audited financial statements for the fiscal year ended March 31, 2006; (ii) discussed with Briggs, Bunting and Dougherty LLP ("BB&D"), the independent public accounting firm for the Fund, the matters required to be discussed by Statements on Auditing Standards ("SAS") No. 61 (Codification of Statements on Auditing Standards); (iii) received the written disclosures and a letter from BB&D regarding, and discussed with BB&D, its independence (as required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committee); and (iv) recommended to the Board that the audited financial statements of the Fund for the fiscal year ended March 31, 2006, be included in the Fund's Annual Report to Shareholders for filing with the SEC.

     The current members of the Audit Committee are Messrs. Brinson and Pitt, each of whom is an Independent Trustee. Each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of the date hereof, the Board has not appointed an "audit committee financial expert" because the Board believes that its current Audit Committee has sufficient knowledge and experience to meet its obligations as an audit committee of the Trust. However, the Board of Trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

     The Proxy Voting Committee's purpose is to determine how the Fund should cast its vote, if called upon by the Board or Sheets, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser (Sheets), principal underwriter or an affiliated person of the Fund, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will meet only as necessary and did not conduct any meetings during the fiscal year ended March 31, 2006. All of the Independent Trustees are members of the Proxy Voting Committee.

     The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary and did not conduct any formal meetings during the fiscal year ended March 31, 2006. The Nominating Committee does not have a charter and has a policy of not considering nominees recommended by shareholders of the Trust. All of the Independent Trustees are members of the Nominating Committee.

     Once the Nominating Committee has identified a prospective nominee, it makes an initial determination as to whether to conduct an evaluation of the candidate. The Nominating Committee evaluates the prospective nominee against certain standards and qualifications, including (i) the ability of the prospective nominee to represent the interests of the shareholders of the Trust;
(ii) the prospective nominee's standards of integrity, commitment and independence of thought and judgment; and (iii) the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other fund boards.

     When deciding to appoint a nominee, the Nominating Committee may consider potential candidates with input from various sources, which can include members of the Fund's portfolio or management team, officers of the Trust's various service providers (such as the administrator or Trust counsel) or an outside search firm. As a minimum requirement, any eligible candidate who is not proposed to serve an interested Trustee must not be an "interested person" (as defined by the 1940 Act) of the Fund. The Board also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Trustee. The Nominating Committee then votes whether to recommend the candidate to the Fund's shareholders for their approval.

     The two Board nominees presented for approval at the Special Meeting, Messrs. Fulp and Christos, were recommended to the Nominating Committee by Mr. Clark, the President, Treasurer. Principal Executive Officer and Principal Financial Officer of the Trust.

     The Qualified Legal Compliance Committee's purpose is to (i) receive, review, and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law, or a similar material violation by the Trust or by any officer, trustee, employee, or agent of the Trust ("evidence of a material violation"), (ii) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated by the SEC thereunder (including 17 C.F.R. Part 205 or any successor regulation thereto), and (iii) perform such other duties as may be assigned to it, from time to time, by the Board. The Qualified Legal Compliance Committee will meet only as necessary and did not conduct any meetings during the fiscal year ended March 31, 2006. All of the Independent Trustees are members of the Qualified Legal Compliance Committee.

     Trustee Independence

     The Board undertook its annual review of Trustee independence for the current Trustees in January 2006 and for the two nominees in June 2006. During this review, the Board considered transactions and relationships between each Trustee and nominee and any member of his or her immediate family and the Trust. The Board also examined transactions and relationships between Trustees and nominees and their affiliates and members of the Fund's management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that a Trustee or nominee is independent.

     As a result of this review, the Board affirmatively determined that, based on responses to written questionnaires provided by the nominees, that the nominees, Messrs. Fulp and Christos, are not "interested persons" and are thus independent under the 1940 Act and SEC rules thereunder. Both Mr. Brinson, the current Chairman of the Board, and Mr. Pitt are independent under the 1940 Act and SEC rules. Mr. Clark is an interested (or non-independent) Trustee because of his affiliation with Sheets, the current investment adviser to the Trust and the proposed investment adviser under the New Advisory Agreement.

     Director and Executive Officer Compensation

     The following table sets forth compensation paid by the Fund in all capacities during the fiscal year ended March 31, 2006 to the three current Trustees as well as to the Trust's three highest paid officers. The Trustees are divided into two groups: Interested Trustees and Independent Trustees. The Interested Trustee, Mr. Clark, is an "interested person" as defined in the 1940 Act. The Fund is not part of any fund complex or family of investment companies.


--------------------------------- ----------------------- --------------------- ------------------ ---------------------------------
                                                               Pension or
                                                               Retirement          Estimated
                                                                Benefits            Actual
                                         Aggregate             Accrued as          Benefits            Total Compensation from Fund
  Name of Person,                      Compensation           Part of Fund           Upon                and Fund Complex Paid To
     Position                           from Fund              Expenses ^1         Retirement                   Trustees
     --------                           ---------              -----------         ----------                   --------
--------------------------------- ----------------------- --------------------- ------------------ ---------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
David M. Clark III,                        None                   None               None                         None
President, Treasurer and
Principal Executive Officer
and Principal Financial
Officer of the Trust
--------------------------------- ----------------------- --------------------- ------------------ ---------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson                           $3,250                  None               None                         $3,250
--------------------------------- ----------------------- --------------------- ------------------ ---------------------------------
Theo Pitt, Jr.                            $3,250                  None               None                         $3,250
--------------------------------- ----------------------- --------------------- ------------------ ---------------------------------
Officers ^3
------------------------------------------------------------------------------------------------------------------------------------
Julian G. Winters,                         None                   None               None                          None
Secretary and Assistant
Treasurer ^2
--------------------------------- ----------------------- --------------------- ------------------ ---------------------------------
Tracey L. Hendricks,                      None                    None               None                          None
Assistant Secretary and
Treasurer ^2
--------------------------------- ----------------------- --------------------- ------------------ ---------------------------------

(1) Trustees do not receive any pension or retirement benefits from the Fund.
(2) Mr. Winters and Ms. Hendricks are brother-in-law and sister-in-law, respectively, and both are employees of Nottingham, the Trust's administrator and accounting agent. They receive compensation only from Nottingham and receive no compensation from the Fund.
(3) Officers are not elected for a fixed term of office but are removable at the discretion of the Board of Trustees.

     Officers of the Trust and Trustees who are interested persons of the Trust or the Trust's investment adviser will receive no salary or fees from the Trust. The Independent Trustees (Messrs. Brinson and Pitt) receive $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. During the Trust's fiscal year ended March 31, 2006, each Independent Trustee received $3,250 in total compensation from the Trust for his service on the Board. The Trustees do not receive any pension or retirement benefits from the Fund.

     Mr. Clark, as an interested trustee, received no compensation from the Trust during the Trust's fiscal year ended March 31, 2006. As a Vice President of Sheets, the Trust's current investment adviser, Mr. Clark has entered into a compensation arrangement with Sheets under which he will be compensated based upon his positive performance as a Co-Portfolio Manager. Under the compensation arrangement, Mr. Clark receives a specified percentage of the investment advisory fee that is paid by the Fund to Sheets under the Interim Advisory Agreement and the New Advisory Agreement. Mr. Clark receives such payments in the form of a monthly "draw", i.e., a lump sum payment that is advanced to Mr. Clark by Sheets on a monthly basis. The aggregate amount of such draws is then deducted by Sheets from the percentage of the investment advisory fee payments that are otherwise owed to Mr. Clark by Sheets when such fees are paid by the Fund.

     Security Ownership by Fund Management


     The following table sets forth, as of the Record Date, each class of equity securities of the Trust beneficially owned by each Trustee, nominee and the Trust's executive officer and the Trustees, nominees and such executive officer as a group.


--------------------------------- -------------------------- ----------------------------- ----------------------------
       Name of Beneficial                                                                     Amount and Nature of
            Owner                       Title of Class            Beneficial Ownership          Percent of Class
            -----                       --------------            --------------------          ----------------
--------------------------------- -------------------------- ----------------------------- ----------------------------
Jack E. Brinson, Trustee                    Shares                       -0-                          0%
--------------------------------- -------------------------- ----------------------------- ----------------------------
Theo Pitt, Jr., Trustee                     Shares                       -0-                          0%
--------------------------------- -------------------------- ----------------------------- ----------------------------
David M. Clark, III, Trustee,               Shares                    60.502 ^2                     0.005%
President, Treasurer and Chief
Executive Officer and Chief
Financial Officer of the Trust
--------------------------------- -------------------------- ----------------------------- ----------------------------

(2) Mr. Clark beneficially ownes 60.502 shares of the Fund, which shares are held in the name of CCM. CCM is the former investment adviser to the Trust and is majority-owned by Mr. Clark.

--------------------------------- -------------------------- ----------------------------- ----------------------------
Richard B. Fulp, Nominee                    Shares                       -0-                          0%
--------------------------------- -------------------------- ----------------------------- ----------------------------
Greg A. Christos, Nominee                   Shares                       -0-                          0%
--------------------------------- -------------------------- ----------------------------- ----------------------------
All Trustees and Executive                  Shares                     60.502                       0.005%
Officer(s) as a Group
--------------------------------- -------------------------- ----------------------------- ----------------------------


     Dollar  Range of  Equity  Securities  of the Fund  Owned  by  Trustees  and
Nominees


     The following table sets forth, as of the Record Date, with respect to each Trustee and nominee, certain information regarding the aggregate value of all equity securities beneficially owned in the Fund. The dollar range information is stated as one of the following ranges: A=None; B=$1-$10,000; C=$10,001-$50,000; D=$50,001-$100,000; and E=over $100,000. The Fund is not part of any fund complex or family of investment companies.


--------------------------------------- --------------------------------  ----------------------------------------------------------
                                                                               Aggregate Dollar Range of Equity Securities in All
                                                Dollar Range of Equity       Registered Investment Companies Overseen by Trustee or
                                               Securities in the Fund                                Nominee in
      Name of Trustee or Nominee                          ^1                            Family of Investment Companies ^1
      --------------------------                          ---                           ----------------------------------
--------------------------------------- --------------------------------  ----------------------------------------------------------
Jack E. Brinson, Trustee                                  A                                            A
--------------------------------------- --------------------------------  ----------------------------------------------------------
Theo Pitt, Jr., Trustee                                   A                                            A
--------------------------------------- --------------------------------  ----------------------------------------------------------
David M. Clark, III, Trustee,                            B ^2                                          B
President, Treasurer and Chief
Executive Officer and Chief Financial
Officer of the Trust
--------------------------------------- --------------------------------  ----------------------------------------------------------
Richard V. Fulp, Nominee                                  A                                            A
--------------------------------------- --------------------------------  ----------------------------------------------------------
Greg A. Christos, Nominee                                 A                                            A
--------------------------------------- --------------------------------  ----------------------------------------------------------
Trustees and Nominees as a Group                          B                                            B
--------------------------------------- --------------------------------  ----------------------------------------------------------

(1) The foregoing amounts were valued as of the Record Date.
(2) Mr. Clark beneficially owns 60.502 shares of the Fund, which shares are held in the name of CCM. CCM is the former investment adviser to the Trust and is majority-owned by Mr. Clark.

     Security Ownership of Fund Affiliates by Interested Trustees and Nominees

     The following table sets forth, as of the Record Date, with respect to each interested (or non-independent) Trustee and nominee and their respective immediate family members, certain information regarding the dollar range of equity securities beneficially owned in the Trust's affiliates, including its investment adviser (Sheets) or distributor or any affiliate thereof.


------------------------- -------------------- ------------------- ----------------- ---------------- -----------------
                                                     Name of
                                                   Owners and
    Name of Interested                             Relationship
        Trustee or                                 to Trustee or                           Value of       Percent of
          Nominee             Fund Affiliate          Nominee         Title of Class      Securities         Class
          -------             --------------          -------         --------------      ----------         -----
------------------------- -------------------- ------------------- ----------------- ---------------- -----------------
David M. Clark III,         Sheets, Smith &       John R. Sheets;          n/a                $0               0%
Trustee, President,         Associates, Inc.^2  C. Boyden Gray ^3
Treasurer and Chief
Executive Officer and
Chief Financial Officer
of theTrust
------------------------- -------------------- ------------------- ----------------- ---------------- -----------------

(1) All such securities were valued as of the Record Date.
(2) Current investment adviser to the Trust. Mr. Clark is a Vice President of Sheets.
(3) Mr. Sheets is the principal executive officer and majority owner of Sheets and Mr. Gray is a shareholder of Sheets.

     Security Ownership of Certain Beneficial Owners

     The following table sets forth, as of June 30, 2006, each person or group who is known by the Trust to be a beneficial owner of more than five percent of the Fund's issued and outstanding shares. Except as set forth below, no person is known by the Trust to be a beneficial owner of more than five percent of the outstanding shares of any class of the Fund as of June 30, 2006. Unless otherwise indicated, the Trust believes that each beneficial owner set forth in the table below has sole voting and investment power with respect to shares of the Fund. As of June 30, 2006, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) 0.005% of the then outstanding shares of the Fund.

------------------------------- ------------------ ---------------------- ----------------------------
                                                           Amount
                                                         and Nature
    Name and Address                   Title of         of Beneficial
   of Beneficial Owner                   Class            Ownership           Percentage of Class
   -------------------                   -----            ---------           -------------------
------------------------------- ------------------ ---------------------- ----------------------------
Band & Co. c/o US Bank, N.A.             Shares           828,947.442                64.77%*
US Bank N.A.
Attn: Mutual Fund Dept.
777 East Wisconsin Avenue
PO Box 1787
Milwaukee, WI 53201
------------------------------- ------------------ ---------------------- ----------------------------
Charles Schwab & Co. Inc.                Shares           267,826.140                20.93%
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104
------------------------------- ------------------ ---------------------- ----------------------------

* Deemed to "control" the Fund, as defined by applicable SEC regulations. The Trust believes that such entity does not have a beneficial ownership interest in such shares.

     Shareholder Communications with the Board of Trustees

     Shareholders and other parties interested in communicating directly with the Chairman of the Board or with the Trustees as a group may do so by writing to the Secretary, The Piedmont Investment Trust, 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Secretary of the Trust will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Trustees may at any time review a log of all correspondence received by the Trust that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

     Vote Required

     In order to be approved, each of the two new director nominees must receive the affirmative vote of a "majority of the outstanding voting securities" (as defined in Section 2(a)(42) the 1940 Act) of the Fund. This majority means the affirmative vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will not have any effect on the outcome of this proposal. The Board recommends a vote "FOR" the election of Mr. Richard V. Fulp and Mr. Greg A. Christos as Trustees.

                            EXPENSES OF SOLICITATION

     The proxies being solicited hereby are being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies in the enclosed form will be borne by the Trust. Officers and regular employees of the Trust may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Fund will request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and reimburse such persons and the Trust's transfer agent, NC Shareholder Services LLC, for their reasonable out-of-pocket expenses in forwarding such materials.

                                  OTHER MATTERS

     Other Business At the Special Meeting

     At the date of this Proxy Statement, the Trust has no knowledge of any business other than that described above that will be presented at the Special Meeting. If any other business should come before the Special Meeting, the proxies will be voted in the discretion of the proxy holders.

     Future Shareholder Proposals

     Shareholders interested in submitting a proposal for inclusion in the Trust's proxy materials for an annual meeting of shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, proposals of shareholders intended to be presented at an annual meeting (if any) must be received by the Secretary of the Trust no later than December 31, 2006 and will be considered untimely if received after such date. Proposals submitted outside the procedures prescribed in SEC Rule 14a-8 will be considered untimely if not delivered or mailed and received at the Trust's principal executive offices prior to the date of an annual meeting (if any) of shareholders. Proposals should be sent to Julian G. Winters, Secretary, The Piedmont Investment Trust, 116 South Franklin Street, Rocky Mount, North Carolina 27804.

     Results of Voting

     Shareholders will be informed of the voting results of the Special Meeting in the Fund's semi-annual report for the six month period ending September 30, 2006 on Form N-CSR, which will be filed with the SEC on or before December 2, 2006.


                      ADDITIONAL INFORMATION ABOUT THE FUND

     Brokerage

     During the fiscal year ended March 31, 2006, the Fund paid no brokerage commissions to any broker that is: (i) an affiliated person of the Fund; (ii) an affiliated person of such person; or (iii) an affiliated person that is also an affiliated person of the Fund, or any principal underwriter or administrator of the Fund.

     Administrator

     The Nottingham Company, located at 116 South Franklin Street, Rocky Mount, North Carolina 27104, serves as the administrator and accounting agent of the Fund.

     Distributor

     Capital Investment Group, Inc., located at 17 Glenwood Avenue, Raleigh, North Carolina 27603, serves as the distributor of the Fund.

     Independent Public Accountants

The Board, upon approval and recommendation of the Audit Committee, at a meeting held on June 23, 2006, selected BB&D to serve as the independent public accounting firm for the Fund for the fiscal year ending March 31, 2007. BB&D was approved by the Audit Committee and the Board to serve as the independent public accounting firm for the Fund for the initial fiscal year of the Trust ended March 31, 2006. No representatives from BB&D will attend the Special Meeting.

     During the fiscal year ended March 31, 2006, the Trust did not consult with BB&D regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Trust that BB&D concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to BB&D:

--------------------------------------------------------------------------------
                                                        Fiscal YearEnded:
--------------------------------------------------------------------------------
                                                  2006                  2005 ^1
                                                  ----                  ----
--------------------------------------------------------------------------------
Audit Fees ^2                                   $10,500                  $0
--------------------------------------------------------------------------------
Audit-Related Fees ^3                             $0                     $0
--------------------------------------------------------------------------------
Tax Fees ^4                                     $1,500                   $0
--------------------------------------------------------------------------------
All Other Fees ^5                               $1,500                   $0
--------------------------------------------------------------------------------

(1) BB&D did not provide any services to the Trust for the fiscal year ended March 31, 2005.

(2) These fees are related to professional services rendered in connection with the annual audit of the Trust's annual financial statements and for services normally provided by the Trust's independent registered public accountant in connection with the Trust's statutory and regulatory filings.

(3) These fees are for assurance and related professional services that are reasonably related to the performance of the audit of the Trust's financial statements that were not reported under the heading above entitled "Audit Fees."

(4) These fees are related to professional services rendered for tax compliance, tax advice and tax planning. Services include completion of the Fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(5) These fees are related to services rendered, other than for the services described under the headings "Audit Fees," "Audit-Related Fees" and "Tax Fees" above. Such services were related to the initial audit of the Fund's balance sheet and the seed capital used to capitalize the Fund.

     All audit, audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BB&D was compatible with the maintenance of the independence of BB&D in the conduct of its auditing functions. The Audit Committee's policies provide for pre-approval of all audit, audit-related and tax services and, in addition, individual engagements must be separately approved.

                                             By Order of the Board of Trustees
                                             /s/ Jack E. Brinson
                                             Chairman

                                    EXHIBIT A
                                    ---------

                          INVESTMENT ADVISORY AGREEMENT

     This Agreement is made and entered into effective as of _______, 2006, by and between The Piedmont Investment Trust, a Delaware statutory trust (the "Trust") on behalf of The Piedmont Select Value Fund, a series of shares of the Trust (the "Fund"), and Sheets, Smith & Associates, Inc., a North Carolina corporation (hereinafter referred to as "Advisor").

     WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust has designated the Fund as a series of interests in the Trust;

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

     WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Fund, and the Advisor is willing to render such services.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.   Obligations of Investment Advisor

          (a) Services. The Advisor agrees to perform the following services (the "Services") for the Trust:

               (1) manage the investment and reinvestment of the assets of the Fund;

               (2) continuously review, supervise, and administer the investment program of the Fund;

               (3) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

               (4) provide the Trust and the Fund with records concerning the Advisor's activities under this Agreement which the Trust and the Fund are required to maintain;

               (5) render regular reports to the Trust's trustees and officers concerning the Advisor's discharge of the foregoing responsibilities; and

               (6) perform such other services as agreed by the Advisor and the Trust from time to time.

     The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with
     (i) such policies as the trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information"), as the same may be amended from time to time; and
     (iii) with all applicable laws and regulations. All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any Trustees, officers or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

          (b) Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, Trustees and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

          (c) Books and Records. All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested.

     2. Fund Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     3. Compensation of the Advisor. The Fund will pay monthly to the Advisor an investment advisory fee (the "Fee") equal to an annualized rate of 0.90% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within five
(5) days after such calculation.

     4. Status of Investment Advisor. The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its Services to the Trust and the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Advisor (or any successor thereof) as Trustees, partners, officers, or stockholders, or otherwise; and Trustees, partners, officers, agents, and stockholders of the Advisor are or may be interested in the Trust as trustees, stockholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

     6. Limits of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

     7. Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not "interested persons" (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

          (a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

          (b) the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

          (c) the Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

          (d) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

     8. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

     9. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware without regard to the principles of the conflict of laws or the choice of laws.

     10. Representations and Warranties.

          (a) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows: (i) the Advisor is a corporation duly organized, validly existing, and in good standing under the laws of the State of North Carolina and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and
     (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

          (b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms;
     (ii) the Trust is registered as an investment company with the SEC under the Act; (iii) shares of each Fund are (or will be) registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

     11. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. No breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

     12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     13. Notice. Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to The Piedmont Investment Trust at 120 Club Oaks Court, Suite 200, Winston Salem NC 27104, Attention: Jack E. Brinson, with a copy to The Nottingham Company at 116 South Franklin Street, Post Office Box 69, Rocky Mount, NC 27802-0069,
Attention: Julian G. Winters or to such other address or to such individual as shall be so specified by the Trust to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to Sheets, Smith & Associates, Inc., 120 Club Oaks Court, Suite 200, Winston Salem NC 27104, Attention: John R. Sheets, or at such other address or to such individual as shall be so specified by the Advisor to the Trust. Notices shall be deemed received when delivered in person or within four (4) days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested or upon receipt of proof of delivery when sent by overnight mail or overnight courier, addressed as stated above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.


THE PIEDMONT INVESTMENT TRUST                  SHEETS, SMITH & ASSOCIATES, INC.

-----------------------------                  --------------------------------
By:      Jack E. Brinson                       By:      John R. Sheets
Title:   Chairman                              Title:   President

                                    EXHIBIT B
                                    ---------

                          THE PIEDMONT INVESTMENT TRUST

                             AUDIT COMMITTEE CHARTER

Composition, Purposes and Powers
--------------------------------

1. The Audit Committee (the "Committee") of The Piedmont Investment Trust (the "Trust") shall be composed entirely of independent trustees of the Board of Trustees ("Board") and may be comprised of one or more such independent trustees.

2.   The  purposes  of the  Committee's  audit  function  are:

     A. to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     B. to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

     C. to act as a liaison between the Trust's independent auditors and the full Board.

     The function of the Committee in this capacity is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes in its audit capacity, the Committee shall have the following duties and powers:

     A. to approve and recommend to the full Board and to the independent trustees for their ratification, the selection, retention, or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with, the investment adviser that provides ongoing services to the Trust that are non-compatible with the auditor's independence, and to receive the auditors' specific representations as to their independence;

     B. to meet with the Trust's independent auditors, including meetings outside the presence of management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits,
          (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures, and internal accounting controls and management's responses thereto, and (iv) to review the form opinion the auditors propose to render to the Board and shareholders;

     C. to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

     D. to review the services performed and the fees charged by the auditors for audit and non-audit services;

     E. to investigate improprieties or suspected improprieties and Trust operations;

     F.   to pre-approve any audit services and, when appropriate,  evaluate and
          pre-approve  any  non-audit   services  provided  by  the  independent
          auditors to the Trust;

     G. to pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust; and

     H. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers, Responsibilities and Methods of Operation
-------------------------------------------------------

1. The Committee shall have all the powers necessary for the Trust to comply with applicable securities laws and regulations and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign to the Committee.

2. The Committee shall meet at such times and places as the Committee or Board may, from time to time, determine. The Committee shall normally meet at least twice yearly (in each case prior to the meeting of the full Board), and is empowered to hold special meetings as circumstances require. The act of a majority of the members of the Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Committee.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust counsel and to retain experts at the expense of the Trust.

4. The Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records.

5. The Committee shall review this Charter as needed and recommend any changes to the full Board.

This Charter was adopted on April 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                          THE PIEDMONT INVESTMENT TRUST
                         120 CLUB OAKS COURT, SUITE 200
                       WINSTON SALEM, NORTH CAROLINA 27104

                      2006 SPECIAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints JULIAN WINTERS and TRACEY L. HENDRICKS (collectively, the "Proxies"), and each of them, proxies, with full power of substitution and revocation, acting by majority of those present and voting or if only one is present and voting then that one, to vote the shares of The Piedmont Investment Trust which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on August 31, 2006 and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, with respect to the following:

1.   Election of Trustees


|_|  FOR  all  nominees   listed               |_|  WITHHOLD  AUTHORITY to vote
     below  (except as marked to                    for  all  nominees   listed
     the contrary below)                            below

Note: to withhold authority to vote for a particular individual listed below, draw a line through that person's name.

Name of Nominee:

          Richard V. Fulp                                Greg A. Christos

2. To Approve the New Investment Advisory Agreement With Sheets, Smith & Associates, Inc.

|_|  FOR                       |_|  AGAINST                 |_|  ABSTAIN




     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the 2006 Special Meeting of Shareholders and any adjournment or postponement thereof. This proxy, when properly executed will be voted in the manner directed herein by the undersigned. If signed and no direction is given for any item, this proxy will be voted FOR the slate of Trustees described herein, FOR the approval of the Investment Advisory Agreement with Sheets, and, with respect to any other business as may properly be brought before the Special Meeting and any adjournments thereof, in accordance with the judgment of the person or persons voting on such matter or matters. Please return your executed form as soon as possible in the envelope provided to the Fund's transfer agent, NC Shareholder Services LLC, 116 South Franklin Street, Rocky Mount, North Carolina 27804.

                                                   Dated: _______________, 2006



----------------------------------        --------------------------------------
         Name (print)                                    Signature



----------------------------------        --------------------------------------
Name (print) (Only If Joint Owner)           Signature (Only If Joint Owner)


Please date and sign your name exactly as it appears on this Proxy.
Joint Owners of Fund Shares should each sign this Proxy.
When signing as attorney, executor, administrator or guardian, please give full title.